SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ______)

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

PENN ENGINEERING & MANUFACTURING CORP.

(Name of Registrant as Specified in Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)

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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

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(2)

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PENN ENGINEERING & MANUFACTURING CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, APRIL 29, 2004

TO THE STOCKHOLDERS OF PENN ENGINEERING & MANUFACTURING CORP.:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Penn Engineering & Manufacturing Corp. (the “Company”) will be held on Thursday, April 29, 2004, at 2:00 p.m., local time, at the offices of the Company, Building 3, 5190 Old Easton Road, Danboro, Pennsylvania 18916, for the following purposes:

1.

To elect three Class A Directors of the Company to hold office until the Annual Meeting to be held in 2007 and until the election of their successors; and

2.

To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement, or continuation thereof.

The Board of Directors has fixed the close of business on March 15, 2004 as the record date for the determination of holders of Class A Common Stock entitled to notice of and to vote at the Annual Meeting. Holders of the Company’s Common Stock are not entitled to vote on any of the matters to be acted upon at the Annual Meeting.

A copy of the Company’s Annual Report for the year ended December 31, 2003 is being mailed to stockholders together with this Notice.

If you do not expect to attend the Annual Meeting in person, please fill in, sign, date, and return the enclosed form of proxy in the enclosed envelope to Wachovia Bank, N.A. Shareholder Services Group.

By Order of the Board of Directors,

Kenneth A. Swanstrom

Chairman of the Board

Date: March 29, 2004

PENN ENGINEERING & MANUFACTURING CORP.

PROXY STATEMENT

This Proxy Statement, and the accompanying form of proxy in the case of holders of Class A Common Stock, are first being mailed to stockholders on or about March 29, 2004, and are furnished in connection with the solicitation by the Board of Directors of Penn Engineering & Manufacturing Corp. (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment, postponement, or continuation thereof. The Annual Meeting will be held on Thursday, April 29, 2004, at 2:00 p.m., local time, at the offices of the Company, Building 3, 5190 Old Easton Road, Danboro, Pennsylvania 18916, which is also the address of the Company’s principal executive offices.

Shares of Class A Common Stock represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specification made thereon by the stockholders. Any proxy not specifying to the contrary will be voted for the election of the nominees for Class A Director named below. A holder of Class A Common Stock who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice of revocation, by providing a duly executed proxy bearing a later date to the Secretary of the Company, or by attending the Annual Meeting and notifying the Secretary of the Company that you are voting in person.

The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company’s regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request therefor, will reimburse brokers, nominees, fiduciaries, and custodians, and persons holding shares in their names or in the names of nominees, for their reasonable expenses in sending proxies and proxy material to beneficial owners.

The Company has two classes of common stock: Common Stock, par value $.01 per share (“Common Stock”), and Class A Common Stock, par value $.01 per share (“Class A Common Stock”). Holders of record of both classes of common stock at the close of business on March 15, 2004 are entitled to notice of and to attend the Annual Meeting, but only holders of Class A Common Stock of record at the close of business on March 15, 2004 are entitled to vote at the Annual Meeting. As of March 15, 2004, the Company had outstanding 3,350,164 shares of Class A Common Stock, each of which is entitled to one vote, and 14,232,328 shares of Common Stock. Cumulative voting rights do not exist with respect to the election of directors. For purposes of the Annual Meeting, a quorum means a majority of the outstanding shares of Class A Common Stock represented in person or by proxy at the Annual Meeting.

As of March 15, 2004, Kenneth A. Swanstrom, Daryl L. Swanstrom, and Frederick W. Dreher beneficially owned in the aggregate 1,787,240 shares, or approximately 53.3%, of the Company’s outstanding Class A Common Stock. See “Beneficial Ownership of Common Stock and Class A Common Stock.” Such stockholders have advised the Company that they will vote their shares for the election of Martin Bidart, Maurice D. Oaks, and Charles R. Smith as Class A Directors. Accordingly, Messrs. Bidart, Oaks, and Smith will be elected as Class A Directors, regardless of the votes of the Company’s stockholders other than those of Kenneth A. Swanstrom, Daryl L. Swanstrom, and Frederick W. Dreher.

BENEFICIAL OWNERSHIP OF COMMON STOCK AND

CLASS A COMMON STOCK

The following table sets forth, as of March 15, 2004, the amount and percentage of the Company’s outstanding Common Stock and Class A Common Stock beneficially owned by (i) each person who is known by the Company to own beneficially 5% or more of its outstanding Common Stock or Class A Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

Name of Individual or Identity of Group	Shares of Common Stock Beneficially Owned(1)	Percent of Outstanding Common Stock(1)	Shares of Class A Common Stock Beneficially Owned(1)	Percent of Outstanding Class A Common Stock(1)

5% or Greater Holders:

Kenneth A. Swanstrom(2) P.O. Box 1000 Danboro, PA 18916	1,822,328	12.6%	810,776	24.2%

Daryl L. Swanstrom(3) P.O. Box 2309 Peachtree City, GA 30269	683,418	4.8	750,964	22.4

Frederick W. Dreher, in his capacity as co-trustee of certain trusts(4) c/o Duane Morris LLP 4200 One Liberty Place Philadelphia, PA 19103	1,483,920	10.4	674,881	20.1

PNC Bank, National Association(5) 398 North Main Street Doylestown, PA 18901	960,982	6.8	548,394	16.4

Royce & Associates, Inc.(5) 1414 Avenue of the Americas New York, NY 10019	1,101,700	7.7	371,700	11.1

Private Capital Management, Inc.(5) 8889 Pelican Bay Boulevard Naples, FL 34108	3,264,748	22.9	—	—

T. Rowe Price Associates, Inc.(5) 100 East Pratt Street Baltimore, MD 21202	881,990	6.2	328,200	9.8

Wellington Management Company, LLP(5) 75 State Street Boston, MA 02109	918,000	6.5	—	—

Directors(6):

Martin Bidart(7)	137,414	*	200	*
Maurice D. Oaks(8)	18,500	*	—	—
John J. Sickler(8)	2,250	*	—	—
Mark W. Simon(9)	130,762	*	200	*
Charles R. Smith(8)	17,500	*	—	—
Andrew B. Williams(8)	500	*	—	—

Executive Officers(10):

Kent R. Fretz(11)	60,800	*	300	*
Francis P. Wilson(12)	96,220	*	—	—

All Executive Officers and Directors as a Group (14 persons)(13)	3,157,851	21.0	1,562,440	46.7

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* Less than 1%.

(1)

Under the rules of the Securities and Exchange Commission (the “Commission”), a person is deemed to be the beneficial owner of securities if such person has, or shares, “voting power,” which includes the power to vote, or to direct the voting of, such securities, or “investment power,” which includes the power to dispose, or to direct the disposition, of such securities. Under these rules, more than one person may be deemed the beneficial owner of the same securities. The information set forth in the above table includes all shares of Common Stock and Class A Common Stock of the Company over which the above-named persons individually or together share voting power or investment power.

(2)

Mr. Swanstrom has sole voting and dispositive power with respect to 1,063,646 shares of Common Stock and 487,882 shares of Class A Common Stock, of which 22,602 shares of Common Stock and 7,534 shares of Class A Common Stock are owned by Mr. Swanstrom’s wife, and of which 180,000 shares of Common Stock are purchasable under currently exercisable stock options. Mr. Swanstrom disclaims beneficial ownership of the shares owned by his wife. Mr. Swanstrom, as co-trustee of certain trusts, has shared voting and dispositive power with respect to 578,682 shares of Common Stock and 322,894 shares of Class A Common Stock.

(3)

Mrs. Swanstrom has sole voting and dispositive power with respect to 127,180 shares of Common Stock and 629,477 shares of Class A Common Stock, of which 17,500 shares of Common Stock are purchasable under currently exercisable stock options. Mrs. Swanstrom, as co-trustee of certain trusts, has shared voting and dispositive power with respect to 538,738 shares of Common Stock and 121,487 shares of Class A Common Stock.

(4)

Mr. Dreher, as co-trustee of certain trusts, has shared voting and dispositive power with respect to 1,483,920 shares of Common Stock and 669,881 shares of Class A Common Stock. Mr. Dreher disclaims beneficial ownership of these shares, except in his capacity as co-trustee of these trusts. Mr. Dreher also individually owns 5,000 shares of Class A Common Stock.

(5)

As of December 31, 2003 as reported in filings such holders have made with the Commission.

(6)

Excludes directors listed under “5% or Greater Holders.”

(7)

Of these shares, 800 shares of Common Stock and 200 shares of Class A Common Stock are owned by Mr. Bidart’s wife, and 132,500 shares of Common Stock are purchasable under currently exercisable stock options. Mr. Bidart disclaims beneficial ownership of the shares owned by his wife.

(8)

These shares include currently exercisable stock options to purchase 17,500 shares of Common Stock for each such person, other than Mr. Sickler and Mr. Williams, whose shares include currently exercisable stock options to purchase 2,250 shares and 500 shares, respectively, of Common Stock.

(9)

Of these shares, 238 shares of Common Stock are owned by Mr. Simon’s daughter, and 125,000 shares of Common Stock are purchasable under currently exercisable stock options. Mr. Simon disclaims beneficial ownership of the shares owned by his daughter.

(10)

Excludes executive officers listed under “5% or Greater Holders” or “Directors.”

(11)

These shares include currently exercisable stock options to purchase 60,800 shares of Common Stock. Mr. Fretz retired from the Company as of December 31, 2003.

(12)

These shares include currently exercisable stock options to purchase 90,000 shares of Common Stock.

(13)

These shares include currently exercisable stock options to purchase an aggregate of 826,650 shares of Common Stock.

ELECTION OF DIRECTORS

At the Annual Meeting, three Class A Directors will be elected to serve until the 2007 Annual Meeting of Stockholders and the election of their successors. The Class B Directors and the Class C Directors will continue in office for the remainder of their respective terms shown below. Under the Company’s By-laws, the number of directors constituting the entire Board of Directors is determined by the Board of Directors, but such number may not be less than three nor more than twelve. The Board of Directors has currently fixed the number of members of the Board of Directors at eight. Under the Company’s By-laws, no person who is 70 years of age or older is eligible for election or re-election as a director unless that person is then serving as the Company’s Chief Executive Officer. Any director who becomes 70 years of age during his or her term of office as a director may continue to serve as a director until the expiration of his or her then current term. The Board of Directors has waived this requirement with respect to Mr. Oaks, who is standing for election as a Class A Director at the Annual Meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the three nominees for Class A Director named below, each of whom is currently a director of the Company. If any nominee becomes unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. Any vacancy on the Board of Directors may be filled by the affirmative vote of 80% of the directors then in office. The three nominees for Class A Director receiving the highest number of votes cast at the Annual Meeting will be elected. Shares held by brokers or nominees as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will be treated as not present and not entitled to vote with respect to the election of directors. Abstentions and broker non-votes will have no effect on the election of the directors since they will not represent votes cast at the Annual Meeting for the purpose of electing directors.

The affirmative vote of a majority of the votes entitled to be cast by the holders of Class A Common Stock whose shares are represented at the Annual Meeting in person or by proxy will be required to approve any other matters that properly come before the meeting. Abstentions and broker non-votes are considered shares of stock outstanding and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention or broker non-vote will therefore have the practical effect of voting against approval of a proposal because each abstention and broker non-vote will represent one fewer vote for approval of the proposal.

Certain information with respect to each nominee for Class A Director, and each Class B Director and Class C Director continuing in office following the Annual Meeting, is as follows:

NOMINEES FOR CLASS A DIRECTOR

Name	Age	Principal Occupation For Past Five Years	Director Since	Term Expires

Martin Bidart	67	President and Chief Operating Officer of the Company since August 1998; Vice President – Manufacturing of the Company from August 1990 to July 1998	1998	2007*

Maurice D. Oaks	70	Retired; Former Vice President of Worldwide Operations Planning of Bristol-Myers Squibb	1994	2007*

Charles R. Smith	59	Professor, Mechanical Engineering Department of Lehigh University	1997	2007*

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*If elected at the Annual Meeting.

DIRECTORS CONTINUING IN OFFICE

Name	Age	Principal Occupation For Past Five Years	Director Since	Term Expires

Class B Directors:

Kenneth A. Swanstrom(1)	64	Chairman of the Board and Chief Executive Officer of the Company	1970	2005

Mark W. Simon	65	Senior Vice President, Chief Financial Officer, and Corporate Secretary of the Company	1983	2005

John J. Sickler(2)	62	Vice Chairman of Teleflex Incorporated, manufacturer of engineered products, since December 2000; President of TFX Equities, a wholly owned subsidiary of Teleflex Incorporated, from 1990 to December 2000	2001	2005
Class C Directors:

Daryl L. Swanstrom(3)	56	President, Spyraflo, Inc., manufacturer of miniature self-aligning sleeve bearings and needle roller bearings	1987	2006

Andrew B. Williams	49	President, Philadelphia International Advisors, asset management, since 2002; Senior Vice President of Glenmede Trust Company, asset management, from 1985 to 2002	2003	2006

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(1)

Mr. Swanstrom is also a director of Third Federal Savings Bank.

(2)

Mr. Sickler is also a director of Microlog Corporation.

(3)

Mrs. Swanstrom is the widow of Lawrence W. Swanstrom, Kenneth A. Swanstrom’s brother.

CORPORATE GOVERNANCE

The Commission and the New York Stock Exchange (the “NYSE”) have adopted new regulations and listing requirements that relate to the Company’s corporate governance. The Board of Directors has adopted new standards and practices in order to comply with those regulations applicable to the Company.

Because Kenneth A. Swanstrom, Daryl L. Swanstrom, and Frederick W. Dreher beneficially own in the aggregate a majority of the Company's outstanding Class A Common Stock, have advised the Company that they will vote for the nominees for Class A directors, and their votes will be sufficient to elect those nominees, the Company believes it constitutes a “controlled company” for purposes of the NYSE's regulations and is for that reason exempt from certain of the NYSE's requirements.  The NYSE generally defines a controlled company as company more than 50% of whose voting power is held by an individual, a group, or another company.

The Board of Directors and Its Committees

The Board of Directors consists of eight members, four of whom, Maurice D. Oaks, John J. Sickler, Charles R. Smith, and Andrew B. Williams, have been determined by the Board of Directors to be independent within the meaning of the listing standards of the NYSE. In determining whether a director is independent for purposes of the NYSE’s requirements, the Board of Directors considered any transactions and relationships between each director and any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board of Directors also examined any transactions and relationships between directors or their affiliates and the Company and members of the Company’s senior management or their affiliates.

During 2003, the Company’s Board of Directors held seven meetings. None of the directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board of Directors on which such director served during 2003. It is the policy of the Board of Directors that all of the Company’s directors attend the Company’s Annual Meeting of stockholders, and all of the Company’s directors attended the Company’s Annual Meeting of stockholders in 2003.

It is the Company’s policy that the Board of Directors hold executive sessions at least twice each year at which only independent members of the Board of Directors participate. The presiding director at any such meetings will be selected by those independent directors who are in attendance at the executive session.

The Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee (the “Nominating Committee”) consists of Mr. Oaks, Mr. Smith, and Mrs. Swanstrom and is appointed annually by the Board of Directors. During 2003, the Nominating Committee held two meetings. The Nominating Committee is responsible for recommending to the Board of Directors candidates to stand for the election to the Board of Directors at the annual meeting, recommending candidates to fill vacancies on the Board of Directors between meetings of stockholders for election as directors of the Company, and recommending to the Board of Directors and overseeing policies and practices relating to corporate governance.

In making its recommendations, the Nominating Committee conducts an assessment and review of the nominee’s judgment, experience, temperament, independence, compatibility with the Company’s culture, understanding of the Company’s finances, business, and operations, and those of other related industries, attendance at meetings, and such other factors as the Nominating Committee determines to be pertinent in light of the current needs of the Board of Directors. In general, the Board of Directors seeks to balance the needs for professional knowledge, business expertise, varied industry knowledge, financial expertise, and CEO-level business management experience.

The full text of the charter of the Nominating Committee as currently in effect is included as Appendix A to this Proxy Statement. The Nominating Committee will consider written nominations for directors from stockholders to the extent such nominations are made in accordance with the Company’s By-laws, and any persons nominated by stockholders will be assessed in the same manner as other persons considered by the Nominating Committee and the

Board of Directors. Stockholders may also nominate candidates for director directly in accordance with the Company’s By-laws. See “Stockholder Proposals.”

The Audit Committee

The Audit Committee consists of Mr. Oaks, Mr. Sickler, and Mr. Williams and is appointed annually by the Board of Directors. Each member of the Audit Committee is independent within the meaning of the rules of the Commission and the NYSE. Mr. Sickler, the current chair of the Audit Committee, is qualified as an audit committee financial expert within the meaning of the regulations of the Commission. During 2003, the Audit Committee held four meetings. The Audit Committee has the responsibility for selecting the Company’s independent auditors, reviewing the scope and results of the audit, reviewing the adequacy of the Company’s accounting, financial, internal, and operating controls, and related matters as provided in its charter. See “Report of the Audit Committee.”

The full text of the charter of the Audit Committee is included as Appendix B to this Proxy Statement.

The Compensation Committee

The Compensation Committee consists of Mr. Smith, Mrs. Swanstrom and Mr. Williams and is appointed annually by the Board of Directors. During 2003, the Compensation Committee held two meetings. The Compensation Committee recommends to the Board of Directors remuneration for senior management, adoption of compensation plans in which officers are eligible to participate, and related matters. The Compensation Committee also administers the Company’s 1996 Equity Incentive Plan, 1996 Employee Stock Purchase Plan, 1998 Stock Option Plan for Non-Employee Directors, and 1999 Employee Stock Option Plan.

The full text of the charter of the Compensation Committee is included as Appendix C to this Proxy Statement.

Compensation of Directors

For 2003, the Company’s non-employee directors each received an annual retainer of $30,000 plus a fee of $1,000 for each Board of Directors meeting attended in person, $500 for each Board of Directors meeting attended by teleconference, and reimbursement for travel expenses. Employees who are directors of the Company each received a fee of $250 for each meeting attended in person and $125 for each meeting attended by teleconference. The Chairman of the Audit Committee received an additional annual retainer of $5,000 in 2003, and the Chairman of each other committee received an additional annual retainer of $2,000 in 2003. In addition, the Company granted each non-employee director an option to purchase 5,000 shares of Common Stock at an exercise price of $17.30 per share.

Communications by Stockholders with the Board of Directors

Stockholders may send communications to the Company’s Board of Directors, and any individual director, by addressing such communications to the Board of Directors, or to any individual director, c/o Mark W. Simon, Corporate Secretary, Penn Engineering & Manufacturing Corp., 5190 Old Easton Road, Danboro, Pennsylvania 18916. Mr. Simon, or his designee, will promptly forward all such communications submitted and addressed in this manner to the members of the Board of Directors, or any such individual director, as the stockholder has requested.

EXECUTIVE COMPENSATION

Executive Compensation

The following table sets forth certain information with respect to compensation paid or accrued by the Company in each of the last three years to the Company’s Chief Executive Officer and the Company’s four other most highly compensated executive officers.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Securities Underlying Options(#)	All Other Compensa- tion($)(1)

Kenneth A. Swanstrom, Chairman and Chief Executive Officer	2003 2002 2001	$480,000 470,000 470,000	$209,693 — —	40,000 40,000 40,000	$13,198 10,598 19,975

Martin Bidart, President and Chief Operating Officer	2003 2002 2001	345,000 338,000 338,000	133,970 — —	35,000 35,000 35,000	13,498 10,598 19,675

Mark W. Simon, Senior Vice President, Chief Financial Officer, and Corporate Secretary	2003 2002 2001	245,000 240,000 240,000	83,246 — —	30,000 30,000 30,000	13,498 10,598 19,975

Francis P. Wilson, President, PennEngineering Fastening Technologies	2003 2002 2001	224,500 220,000 220,000	80,102 — —	20,000 20,000 20,000	10,548 7,773 17,000

Kent R. Fretz, President, PennEngineering Motion Technologies(2)	2003 2002 2001	165,500 162,000 162,000	16,881 — —	20,000 20,000 20,000	8,728 6,296 16,200

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(1)

Includes Profit-Sharing Plan contributions of $10,548, $7,773 and $17,000 in 2003, 2002, and 2001 to each named executive officer other than Mr. Fretz for whom the contribution was $8,728, $6,296, and $16,200 for those years. The Company’s contribution to the Profit-Sharing Plan for each year is allocated among the participants in proportion to their compensation for that year. These amounts also include directors fees of $2,650 paid to Mr. Swanstrom and $2,950 to Mr. Bidart and Mr. Simon for meetings attended during 2003.

(2)

Mr. Fretz retired from the Company as of December 31, 2003.

The following table sets forth information with respect to options granted to the persons named in the Summary Compensation Table during the fiscal year ended December 31, 2003.

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Secuities Underlying Options Granted (#) (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Date	Grant Date Present Value ($) (2)

Kenneth A. Swanstrom	40,000	9.5	17.30	12/3/13	222,400
Martin Bidart	35,000	8.3	17.30	12/3/13	194,600
Mark W. Simon	30,000	7.1	17.30	12/3/13	166,800
Francis P. Wilson	20,000	4.7	17.30	12/3/13	111,200
Kent R. Fretz	20,000	4.7	17.30	12/3/13	111,200

——————

(1)

All shares underlying options are shares of Common Stock.  Each option becomes exercisable in increments of 25% of the shares underlying such options commencing on the first, second, third, and fourth anniversaries of the date of the option grant.

(2)

The Black-Scholes model, a widely used and accepted formula for valuing traded stock options, was used to determine the grant date present value of the stock options. The Black-Scholes value used in this table is the same value used to report the expense associated with stock options in the Company’s audited financial statements in accordance with Statement of Auditing Standards 123. The following assumptions were used to calculate the Black-Scholes value: an expected life of six years, 34.0% stock price volatility, 3.6% risk-free rate of return, annual dividend yield of 1.5%, and an exercise price equal to stock price on the date of grant. The Company has used the historical annual dividend yield and stock price volatility rate as assumptions for the Black-Scholes model. The use of these assumptions is not a guarantee that these assumptions will be the actual annual dividend yield or stock price volatility rate over the next six years. There is no gain to the holders of the options, however, if the per share market price of the Company’s Common Stock does not increase or declines.

The following table sets forth information with respect to options to purchase shares of Common Stock held at December 31, 2003 by the persons named in the Summary Compensation Table.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Kenneth A. Swanstrom	—	—	180,000	100,000	1,064,240	347,770
Martin Bidart	—	—	132,500	26,250	741,016	304,298
Mark W. Simon	—	—	125,000	75,000	722,102	260,827
Francis P. Wilson	—	—	90,000	50,000	487,435	173,885
Kent R. Fretz	57,750	$312,271	102,250	—	424,971	—

——————

(1)

Represents the difference between the aggregate exercise price and the aggregate market value of the Company’s Common Stock as of December 31, 2003.

The following table is representative of the annual benefits payable under the Company’s qualified retirement plans to an employee currently age 65 whose annual compensation remained unchanged during the last five years of employment and whose benefits will be paid for the remainder of the employee’s life.

Pension Plan Table

	Years of Service
Annual Compensation	10	20	30	40

$ 150,000	$ 18,420	$ 36,840	$ 55,260	$ 73,680
160,000	19,670	39,340	59,010	78,680
170,000	20,920	41,840	62,760	83,680
175,000	21,545	43,090	64,635	86,180
200,000 and up	24,670	49,340	74,010	98,680

Credited full years of service of the five officers listed in the Summary Compensation Table are as follows: Kenneth A. Swanstrom, 43 years; Martin Bidart, 13 years; Mark W. Simon, 27 years; Francis P. Wilson, 7 years; and Kent R. Fretz, 28 years. The covered compensation under the Pension Plan Table is that amount shown in the salary and bonus columns of the Summary Compensation Table. The amounts shown in the Pension Plan Table do not reflect any deduction for social security or other offset amounts. Benefits are subject to maximum limitations under the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, with respect to 2003, the maximum salary that can be recognized under the plan is $200,000 and the maximum annual benefit at age 65 is limited to $160,000. Kent R. Fretz retired in December 2003 and elected a lump sum settlement of $556,966 and will not receive the benefits illustrated in the Pension Plan Table. Martin Bidart elected to receive a lump sum settlement of $375,329 for all benefits earned through December 2003. Future benefit entitlements for Mr. Bidart, if any, will be determined under the cash balance feature of the plan and not as illustrated in the Pension Plan Table. In addition, because of plan provisions protecting prior accrued benefits, Mr. Swanstrom’s projected annual benefit at age 65, after 44 years of service, will be $110,504.

Report of the Compensation Committee of the Board of Directors

The Company’s executive compensation policies are intended to focus the executive’s attention and efforts on the attainment of Company goals, reward the executive for the successful attainment of those goals, provide a total compensation package that is competitive with the market for executives of similar experience and expertise, and create a feeling of shared enterprise among the executives, all other employees, and the Company’s stockholders.

The compensation paid during 2003 to the Company’s executive officers, including its Chief Executive Officer and the four other highest paid officers (the “Named Executive Officers”), consisted of a base salary, an annual bonus determined in accordance with the provisions of a formal incentive plan (the “Management Incentive Plan” or “MIP”) originally adopted for the year 1992 and amended thereafter from time to time, and non-qualified stock options as part of the 1996 Equity Incentive Plan and the 1999 Employee Stock Option Plan. These plans cover all employees and officers of the Company, including the Named Executive Officers. The Named Executive Officers also are participants in the Company’s Profit-Sharing Plan, its pension plan, and its various fringe benefit programs.

The annual salaries of the Named Executive Officers for 2003 were determined in the month of December 2002. The 2003 salary increase for each Named Executive Officer was approximately 2%. In determining the annual salary for each of the executive officers of the Company, including the Named Executive Officers, the Compensation Committee sought to establish salaries that were fair and competitive with those paid by comparable organizations and that fairly reward the executive officers for their performance and the Company’s performance. In determining the annual salary of each of the Named Executive Officers, other than the Chief Executive Officer, the evaluation of their performance by the Chief Executive Officer is considered, and each position is measured against the knowledge and problem-solving ability required to fulfill the assigned duties and responsibilities of such position and the officer’s impact upon the operations and profitability of the Company.

The same considerations were taken into account in establishing the Chief Executive Officer’s salary for 2003, except that the Compensation Committee did not have the recommendation of the Chief Executive Officer.

Payments to the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer under the MIP are determined by a combination of three factors that are used to determine the amount of any annual bonus. The first factor, with a weighting of 40%, compared the Company’s 2003 consolidated net income with the consolidated net income projected by its 2003 Business Plan. The second factor, with a weighting of 40%, compared the Company’s 2003 consolidated net sales with its consolidated net sales projected by its 2003 Business Plan. The third factor, with a weighting of 20%, compared the Company’s 2003 return on net assets with the return on assets projected by its 2003 Business Plan. The target bonuses for the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer are 45%, 40%, and 35% of their respective base salaries. The other Named Executive Officers, the President of PennEnngineering Fastening Technologies and the President of PennEngineering Motion Technologies are compensated under a Segment Incentive Plan. Their payments are comprised of two factors, 35% of the index of the MIP and 65% of the index of the Salaried Gainsharing Plan for their respective business segment. The division Presidents have a target bonus of 30% of their base salaries. The relationship of the Company’s and the Business Segments’ 2003 actual results to the 2003 Business Plan targets can cause the annual bonus to range from zero to 150% of the targeted amount. The consideration of earnings before interest and taxes, for each Business Segment, is the most significant factor in determining the annual bonuses paid to all other salaried and hourly workers under all employee incentive plans. Consolidated net income is the most significant factor in determining the annual bonuses paid under the MIP. These two measures of earnings extend a common thread in the standard of measure for the annual bonuses for both executive officers and other employees.

PennEngineering Fastening Technologies achieved approximately 133% of the overall targets established by the Board of Directors for 2003 and therefore the bonuses under their incentive plan were approximately 133% for all participants in that segment. PennEngineering Motion Technologies and the Arconix Group failed to achieve 90% of their targeted “Minimum Operating Income” and therefore no bonuses were paid under the incentive plans for those segments.

The bonus paid to the Chief Executive Officer for 2003 was determined in accordance with the current provisions of the MIP, and reflects, in the opinion of the Compensation Committee, appropriate rewards for the Company’s performance compared to its Business Plan targets. The Chief Executive Officer’s bonus relative to his 2003 target bonus was determined as follows: the Company’s 2003 consolidated net income compared to the consolidated net income projected by its 2003 Business Plan was 93% of target (40% of bonus weighting), the Company’s 2003 consolidated net sales compared to the consolidated net sales projected by its 2003 Business Plan was 106% of target (40% weighting), and the Company’s 2003 return on net assets compared to the return on net assets projected by its 2003 Business Plan was 87% of target (20% weighting). The cumulative weightings gave a total bonus weighting of 97.1%. Multiplying this bonus weighting times the target bonus of 45% of salary resulted in a bonus paid to the Chief Executive Officer of $209,693.

In determining the grants of stock options during 2003 under the 1996 Equity Incentive Plan and the 1999 Employee Stock Option Plan, the Compensation Committee took into account the various factors that it considered in determining the annual salaries of the Named Executive Officers. In 2003, the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer were granted non-qualified options to purchase 45,000 shares, 40,000 shares, and 35,000 shares, respectively, of the Company’s Common Stock. Each of the other Named Executive Officers was granted non-qualified options to purchase 20,000 shares of the Company’s Common Stock.

The Compensation Committee did not consider the deductibility for federal tax purposes of the compensation paid to the Chief Executive Officer and the Named Executive Officers under the provisions of Section 162(m) of the Code given their current compensation levels. The Compensation Committee intends to take necessary steps to conform the Company’s policies with respect to executive compensation in order to comply with the provisions of Section 162(m) of the Code if and at such time as the deductibility thereof becomes affected by such provisions.

Submitted by the Compensation

Committee of the Board of Directors:

Charles R. Smith, Chairman

Daryl L. Swanstrom

Andrew B. Williams

March 11, 2004

Performance Graph

The following performance graph compares the cumulative total stockholder return on the Company’s Common Stock with the S&P 600® SmallCap Index and the following combined Standard & Poor’s line-of-business indices (the “S&P Indices”): Electronics-Semiconductor Companies; Electronics-Instrumentation Companies; Office Equipment Companies; and Communications Equipment Manufacturers. The S&P Indices consist of companies that are representative of the lines of business that generate a significant portion of the Company’s revenues.

		INDEXED RETURNS(1)
	Base Period	Year Ended December 31,

Company Name / Index	1998	1999	2000	2001	2002	2003
Penn Engineering & Manufacturing Corp.-PNN	100	105.59	163.61	158.48	102.78	186.81
S&P 600® Smallcap Index	100	112.40	125.67	133.88	114.30	158.63
S&P Indices	100	155.83	88.07	77.41	42.58	75.01

——————

(1)

The comparisons of total return on investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on December 31, 1998 in each of the Company’s Common Stock, the S&P 600® SmallCap Index, and the S&P Indices with the investment weighted on the basis of market capitalization.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires that the Company’s officers and directors, and persons who own more than 10% of either Class of the Company’s common stock, file reports of ownership and changes in ownership with the Commission. Based solely on the Company’s review of the copies of such reports received by it, or written representations from certain reporting persons, the Company believes that, during the period January 1, 2003 through December 31, 2003, all reports required to be filed by these persons were timely filed, except that Kenneth A. Swanstrom, Daryl L. Swanstrom, Martin Bidart, Mark W. Simon, Andrew B. Williams, Maurice D. Oaks, John J. Sickler, Charles R. Smith, Francis P. Wilson, Kent R. Fretz, Richard F. Davies, Alan M. Kay, and William E. Sarnese each filed one Form 4 report late to report options granted in December 2003.

INDEPENDENT AUDITORS

Ernst & Young LLP served as the Company’s auditors for the Company’s year ended December 31, 2003. The Company has been advised by such firm that none of its members or any of its associates has any direct financial interest or material indirect financial interest in the Company or its subsidiaries.

A representative of Ernst & Young LLP will attend the Annual Meeting. This representative will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to any appropriate questions presented by the stockholders at the Annual Meeting.

Fees of Independent Auditors

The work performed for the Company by Ernst & Young LLP during the year ended December 31, 2003 was approved by the Company’s Audit Committee. The fees paid to Ernst & Young LLP during the years ended December 31, 2003 and 2002 are set forth below.

	Year Ended December 31,
Fee Category	2003	2002

Audit Fees(1)	$ 568,000	$ 321,000
Audit-Related Fees(2)	334,000	—
Tax Fees(3)	296,000	355,000
All Other Fees	—	—

——————

(1)

Audit fees consisted of fees related to the annual audit of the Company’s consolidated financial statements, audits of subsidiaries, reviews of the financial statements in the Company’s quarterly reports on Form 10-Q, and accounting consultations on matters addressed during the audit or interim reviews.

(2)

Audit-related fees consisted of fees related to consultation and due diligence with respect to merger and acquisition matters.

(3)

Tax fees consisted of fees related to corporate tax planning and preparation.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent auditors. The Audit Committee will revise the list of pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Pre-approval fee levels for all services to be provided by the independent auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels requires specific pre-approval.

The annual audit services engagement terms and fees are subject to the pre-approval of the Audit Committee. In addition, the Audit Committee may grant pre-approval for other audit services, including audits for subsidiaries or affiliates of the Company and services associated with registration statements, periodic reports and other documents filed with the Commission.

Audit-related services and tax services must also be pre-approved by the Audit Committee. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements. Tax services to the Company include tax compliance, tax planning and tax advice services.

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the independent auditors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors reviews the financial reporting process, the system of internal controls, the audit process, and the process for monitoring compliance with laws and regulations. The Audit Committee is also responsible for the selection, evaluation, and retention of the Company’s independent auditors. Each of the Audit Committee members satisfies the definition of independent director as established in the NYSE’s listing standards as well as the financial literacy requirements thereof. The charter of the Audit Committee is included as Appendix B to this Proxy Statement.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America.

The Audit Committee has reviewed the Company’s audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with Ernst & Young LLP matters such as the quality (in addition to acceptability), clarity, consistency, and completeness of the Company’s financial reporting, as required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

The Audit Committee received from Ernst & Young LLP the written disclosures required by Independence Standards Board Standard No. 1. The Audit Committee discussed with Ernst & Young LLP its independence from the Company and considered the compatibility of the non-audit services rendered to the Company by Ernst & Young LLP with Ernst & Young LLP’s independence.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and be filed with the Commission.

This report of the Audit Committee shall not be deemed proxy solicitation material and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Submitted by the Audit Committee

of the Board of Directors:

John J. Sickler, Chairman

Maurice D. Oaks

Andrew B. Williams

March 11, 2004

ANNUAL REPORT

A copy of the Company’s Annual Report for its year ended December 31, 2003 is being mailed to the Company’s stockholders with this Proxy Statement.

STOCKHOLDER PROPOSALS

Any stockholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the Commission, wishes to submit a proposal for inclusion in the Company’s proxy statement for its 2005 Annual Meeting of Stockholders must deliver such proposal in writing to the Company’s Secretary at the Company’s principal executive offices at 5190 Old Easton Road, Danboro, Pennsylvania 18916, not later than November 29, 2004.

Pursuant to Section 6 of the Company’s By-laws, if a stockholder wishes to present at the Company’s 2005 Annual Meeting of Stockholders (i) a nomination of candidates for election as directors or (ii) a proposal relating to a matter other than a nomination of candidates for election as directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the Commission, the stockholder must comply with the provisions relating to stockholder proposals set forth in the Company’s By-laws, which are summarized below.

Written notice of any such proposal containing the information required under the Company’s By-laws, as described below, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the Company’s Secretary at the Company’s principal executive offices at 5190 Old Easton Road, Danboro, Pennsylvania 18916 during the period commencing on November 29, 2004 and ending on December 28, 2004.

A written nomination of a candidate for election as a director must set forth (a) the name and address of the stockholder who intends to make the nomination (the “Nominating Stockholder”), (b) the name, age, business address, and, if known, residence address of each person so nominated, (c) the principal occupation or employment of each person so nominated for the past five years, (d) the qualifications of the person so nominated, (e) the number of shares of capital stock of the Company beneficially owned within the meaning of the Commission’s Rule 13d-3 by each person so nominated and the earliest date of acquisition of any such capital stock, (f) a description of any arrangement or understanding between each person so nominated and the Nominating Stockholder with respect to such person’s nomination and election as a director and actions to be proposed or taken by such person as a director, (g) the written consent of each person so nominated to serve as a director if nominated and elected as a director, and (h) such other information regarding each such person as would be required under the proxy rules of the Commission if proxies were to be solicited for the election as a director of each person so nominated.

Only candidates nominated by stockholders for election as a member of the Company’s Board of Directors in accordance with the By-law provisions summarized herein and who satisfy the qualification requirements described under “Election of Directors” will be eligible to be considered for election as a member of the Company’s Board of Directors at such meeting of stockholders, and any candidate proposed by a stockholder not nominated in accordance with such provisions or not satisfying such qualification requirements will not be considered or acted upon for election as a director at such meeting of stockholders.

A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy rules of the Commission if proxies were solicited for stockholder consideration of the matter at a meeting of stockholders.

Only stockholder proposals submitted in accordance with the By-law provisions summarized above will be eligible for presentation at the Annual Meeting, and any matter not submitted to the Company’s Board of Directors in accordance with such provisions will not be considered or acted upon at the Annual Meeting.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

By Order of the Board of Directors,

Kenneth A. Swanstrom

Chairman of the Board

March 29, 2004

APPENDIX A

Nominating/Corporate Governance Committee
Charter

1.0

Organization

There shall be a Committee of the Board of Directors known as the Nominating/Corporate Governance Committee. The Committee shall be comprised solely of non-management directors.

2.0

Term

The Committee Chairman and the Committee members shall be appointed at the Organization Meeting of the Board of Directors held following the Annual Meeting of Stockholders, and the Board may substitute other qualifying directors to serve as the Committee Chairman and Committee members.

3.0

Statement of Purpose

The Committee shall provide assistance to the Company’s directors relating to their responsibility to the Company’s stockholders with respect to the identification and nomination of suitable candidates for positions on the Company’s Board of Directors.

4.0

Duties and Responsibilities

The Committee shall:

●

Make recommendations regarding the composition and size of the Board and tenure of directors.

●

Develop and recommend to the Board of Directors specific guidelines and criteria for screening and selecting nominees to the Board of Directors, which should cover, among other things, experience, skill set, and the ability to act on behalf of stockholders.

●

Consider candidates for election to the Board based on criteria established by the Committee and the directors. Such recommendations will consider the direct input from the Chairman of the Board. Upon screening a candidate, he/she will be interviewed by the Chairman of the Board and the Committee for recommendation to the full Board.

●

Review candidates recommended by stockholders in accordance with the procedures set forth in the Company’s By-laws and the Company’s Corporate Governance Guidelines.

●

Conduct the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates.

●

Consider the performance of incumbent members of the Board of Directors in determining whether to recommend that they be nominated for reelection.

●

Propose a slate of directors to be included in the following year’s Proxy Statement for those directors whose term will expire at the next Annual Meeting of Stockholders.

●

Assess the size, structure, and composition of the Board Committees, including a review of the criteria for composition of the Audit Committee under the rules of the New York Stock Exchange and the Securities and Exchange Commission, and a review of the criteria for composition of the Compensation Committee under the rules of the New York Stock Exchange, under Section 162(m) of the Internal Revenue Code and under Section 16 of the

A-1

Securities Exchange Act of 1934, and identify and recommend to the Board directors qualified to become members of Board committees, taking into account such listing and regulatory criteria, if applicable, as well as such other factors as the Committee deems appropriate.

●

Recommend Committee members and Committee Chairman in advance of the Board of Directors Organization Meeting that follows the Annual Meeting of Stockholders.

●

Identify responsibilities of the directors, including basic duties and responsibilities with respect to attendance at Board meetings and advance review of materials.

●

Develop guidelines with respect to director access to management and, as necessary or appropriate, independent advisors.

●

Develop guidelines and, where appropriate, programs for director orientation and continuing education.

●

Make recommendations for management succession policies and principles.

●

Review and make recommendations to the Compensation Committee regarding Board compensation.

●

Provide for new Board and Committee member orientation.

●

Review stockholder proposals and proposed responses.

●

Review and recommend to the Board the Corporate Governance Practices of the Board and any proposed changes to such practices.

●

Provide a leadership role in shaping the Corporate Governance of the Company.

●

Periodically appraise Board and management performance and lead Board self-evaluation discussions.

●

Perform such other functions and duties as may be requested by the Board of Directors from time to time.

●

Review this Charter at least annually and recommend any proposed changes to the Board of Directors.

5.0

Reports

The Committee shall report regularly to the Board of Directors. The Committee shall have authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The Committee shall have the sole authority to retain, terminate, and obtain advice, reports, or opinions from search firms or other internal or outside advisors and legal counsel in the performance of its responsibilities, and shall have the sole authority to approve related fees and retention terms.

6.0

Meetings

The Committee may establish its own schedule for meetings throughout the year and shall determine the number of meetings necessary and proper for the conduct of business.

A-2

APPENDIX B

Audit Committee
Charter

1.0

Organization

There shall be a Committee of the Board of Directors known as the Audit Committee. The Committee shall be comprised of not fewer than three members of the Board. The Committee’s composition shall satisfy the requirements of the rules of the New York Stock Exchange (the “Exchange”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Accordingly, all of the members shall be directors who:

●

have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

●

do not accept directly or indirectly any consulting, advisory, or other compensatory fees from the Company or any subsidiary of the Company, other than in the member’s capacity as a member of the Board or any Board committee of the Company or the affiliates of the Company;

●

are not “affiliated persons” of the Company or any subsidiary of the Company, as defined by the Commission;

●

are financially literate; and

●

qualify as “independent” directors under the rules of the Exchange.

In addition, at least one member of the Committee shall be an “audit committee financial expert,” as defined by the Commission.

2.0

Term

The Committee Chairman and the Committee members shall be appointed at the Organization Meeting of the Board of Directors held following the Annual Meeting of Stockholders, and the Board may substitute other qualifying directors to serve as the Committee Chairman and Committee members. Committee members shall not serve on more than two other public company audit committees, unless the Board determines that simultaneous service would not impair the ability of the Committee member to serve effectively on the Committee and the Board discloses such determination in the Company’s annual proxy statement.

3.0

Statement of Purpose

The Committee shall provide assistance to the Company’s directors in fulfilling their responsibility to oversee:

●

The integrity of the financial statements of the Company;

●

The independent auditor’s qualifications and independence;

●

The performance of the Company’s internal audit function and the independent auditors; and

●

Compliance by the Company with legal and regulatory requirements.

In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the Directors, the Committee, the independent auditors, and the financial management of the Company. The Committee shall prepare its report to be included in the Company’s annual proxy statement, as required by the regulations of the Commission.

4.0

Duties and Responsibilities

The Committee’s role is one of oversight, and the Committee recognizes that the Company’s management is responsible for the preparation and publication of the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements. In addition, the Committee recognizes that the Company’s financial management personnel, as well as the independent auditors, because of the nature of their relationship with the Company are in a position to devote more time and acquire greater knowledge and more detailed information regarding the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee shall not be deemed to provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee shall have the discretion to conduct activities in addition to those listed herein as it deems appropriate given the circumstances.

●

The Committee shall be directly responsible for the appointment (subject, if applicable, to stockholder ratification), compensation, retention, evaluation, termination, and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall direct the independent auditors to report directly to the Committee.

●

At least annually, the Committee shall obtain and review a report by the independent auditors describing: (1) the independent auditors’ internal quality control procedures; (2) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company.

●

The Committee shall approve, in advance, all auditing services and all non-audit services, including the fees and terms thereof, to be performed by the independent auditors that are permitted under Section 10A of the Exchange Act and the rules and regulations of the Commission thereunder, subject to the de minimis exceptions under such rules for permissible non-audit services that are nonetheless approved by the Committee prior to the completion of the audit. The Committee may form, and delegate authority to, subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant preapprovals of audit and permissible non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Committee at its next ensuing meeting.

●

The Committee shall discuss with management and the independent auditor the annual audited financial statements, the quarterly financial statements, and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the corresponding Commission reports or registration statements, prior to the filing of such reports and registration statements. Also, the Committee shall discuss the results of the annual audit and the quarterly reviews and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

●

The Committee shall review the disclosures and certifications made to the Committee by the Company’s CEO and CFO during their certification process under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 for the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

●

The Committee shall receive a report from the independent auditors, prior to the filing of its audit report with the Commission, on all critical accounting policies and practices of the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors, and other material written communications between the independent auditor and management.

●

The Committee shall review:

●

major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies;

●

analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

●

the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

●

The Committee shall review and discuss the Company’s earnings press releases, including any use of “pro forma,” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Chairman of the Committee may represent the entire Committee for purposes of this review. The Committee may undertake such review generally, including discussion of the types of information to be disclosed and the type of presentation to be made, and need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

●

The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls and policies with respect to risk assessment and risk management.

●

Periodically, the Committee shall meet separately with management, the internal auditor, and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditor and the independent auditors to meet privately with the members of the Committee.

●

The Committee shall review with the independent auditors any audit problems or difficulties and management’s response.

●

The Committee shall set clear hiring policies for employees or former employees of the independent auditors that are consistent with Section 10A(l) of the Exchange Act, the regulations of the Commission and the Exchange’s listing standards.

●

The Committee shall investigate any reported known or suspected violations of the Code of Ethics or the Code of Business Conduct where required, and shall oversee an appropriate response, corrective action, and preventive measures for both. The Committee shall review any proposed amendments or waivers to the codes and shall make a recommendation to the full Board of Directors for appropriate action, which will be subject to public disclosure as required by regulations of the Commission and the Exchange’s listing standards.

●

The Committee shall be responsible for reviewing reports and disclosures of all related-party transactions. A “related-party transaction” is a transaction that is required to be reported by the Company under Item 404 of Regulation S-K of the Commission. All related-party transactions are subject to the approval of the Committee.

●

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

●

The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

●

The Committee shall review accounting and financial personnel resources and review succession planning of those departments within the Company.

●

The Committee shall request that the Chairman provide a Written Affirmation to the NYSE regarding the independence of the Committee on an annual basis, or at any other time when the composition of the Committee changes.

●

The Committee shall report regularly to the Board of Directors. The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

5.0

Report

In connection with its review and discussions regarding the Annual Report on Form 10-K, the Committee shall: (1) discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61; (2) receive and review the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and (3) discuss with the independent auditors their independence. Based on these reviews, the Committee shall recommend to the Board of Directors whether the audited financial statements should be included in the Annual Report on Form 10-K.

6.0

Authority to Engage Advisors and Funding

It is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage outside legal counsel, auditors, and other advisers as it determines necessary to carry out its duties, at the expense of the Company. The Committee shall have the authority to engage, and determine funding for, independent legal counsel and other advisors to the Committee.

The Company shall provide appropriate funding, as determined by the Committee, for:

●

Compensation to the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company;

●

Compensation to any adviser employed by the Committee; and

●

Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

APPENDIX C

Compensation Committee
Charter

1.0

Organization

There shall be a Committee of the Board of Directors known as the Compensation Committee. The Committee shall be comprised of Directors who are non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

2.0

Term

The Committee Chairman and the Committee members shall be appointed at the Organization Meeting of the Board of Directors held following the Annual Meeting of Stockholders, and the Board may substitute other qualifying directors to serve as the Committee Chairman and Committee members.

3.0

Statement of Purpose

The Committee shall provide assistance to the Company’s Directors relating to their responsibility to the Company’s stockholders regarding direct compensation, long- and short-term incentive compensation, and option awards granted to the officers of the Company.

In addition, the Compensation Committee annually shall review the compensation level and the option awards granted to the balance of the Company’s employees.

4.0

Duties and Responsibilities

The Committee shall:

●

Establish and monitor compensation philosophy, policies, and guidelines for senior officers and assistant officers.

●

Review and approve salaries, incentive programs, equity-based plan compensation and other compensation of senior officers and assistant officers.

●

Monitor and administer equity-based plans, such as option plans, employee stock purchase plans, etc.

●

Monitor the Company’s pension, profit sharing, and retirement plans.

●

Review the CEO’s role and performance and establish compensation for the CEO based on review of the CEO’s performance and comparative compensation for CEO’s in the same or other industries.

●

Make recommendations regarding Director compensation.

●

Review and assist with the CEO recruitment and succession program.

●

Review and assist with executive officer and management succession programs.

●

Submit the minutes of all meetings to, and/or review the matters discussed at each Committee meeting with, the Board of Directors.

●

Perform an annual performance evaluation of the Committee.

C-1

5.0

Reports

The Committee shall prepare a report regarding executive compensation to be included in the Company’s annual proxy statement, in accordance with the applicable requirements under the rules of the Securities and Exchange Commission.

6.0

Meetings

The Committee may establish its own schedule for meetings throughout the year and shall determine the number of meetings necessary and proper for the conduct of business.

C-2

PENN ENGINEERING & MANUFACTURING CORP.
Annual Meeting of Stockholders To Be Held April 29, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY

The undersigned hereby constitutes and appoints Kenneth A. Swanstrom and John J. Sickler, and each or either of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Penn Engineering & Manufacturing Corp. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, Building 3, 5190 Old Easton Road, Danboro, Pennsylvania 18916, on Thursday, April 29, 2004, at 2:00 p.m., prevailing time, and at any adjournment, postponement, or continuation thereof, as follows:

(Continued and to be signed on reverse side)

Please mark ☒ your votes like this in blue or black ink

1. Election of Class A Directors Nominees: Martin Bidart Maurice D. Oaks Charles R. Smith	FOR ☐	WITHHOLD AUTHORITY ☐

Instruction: To withhold authority for a nominee, write the name of the nominee(s) in the space provided:

SHARES OF Class A COMMON STOCK

MARK IF YOU PLAN TO ATTEND THE ANNUAL MEETING ☐

2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment, postponement, or continuation thereof.

This Proxy when properly executed will be voted

in the manner dire cted herein by the

undersigned stockholder. If no direction is made,

this proxy will be voted FOR the nominees for

Class A Director  set forth in proposal 1.

Signature of Stockholder

Signature of Stockholder

Date: , 2004

Note: Please sign your name exactly as it appears

hereon. If stock is registered in more than one

name, each joint owner must sign. When signing as

attorney, executor, administrator, guardian, or

corporate officer, please give your full title as such.

Please sign, date, and return this proxy in the enclosed postage paid envelope.